Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned hereby certifies that:

1.      The Form N-CSR of BNY Mellon ETF Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BNY Mellon ETF Trust.

Date: 2/26/2025                                              /s/ David J. DiPetrillo
David J. DiPetrillo, President
                                                                        (Principal Executive Officer)

Date: 2/26/2025                                              /s/ James Windels
                                                                        James Windels, Treasurer
                                                                        (Principal Financial and Accounting Officer)